                                                                   Exhibit (d.2)

                                   SCHEDULE A
                                     TO THE
              INVESTMENT ADVISORY AGREEMENT DATED DECEMBER 1, 2009
                                     BETWEEN
                                  ISHARES TRUST
                                       AND
                             BLACKROCK FUND ADVISORS

Pursuant to Section 4, the Trust shall pay the Adviser compensation at the following annual rates:

FUND                                                                                ANNUAL FEE
----                                                                                ----------
iShares 10+ Year Credit Bond Fund                                                   0.20%
iShares 10+ Year Government/Credit Bond Fund                                        0.20%

iShares 2012 S&P AMT-Free Municipal Series                                          0.30%
iShares 2013 S&P AMT-Free Municipal Series                                          0.30%
iShares 2014 S&P AMT-Free Municipal Series                                          0.30%
iShares 2015 S&P AMT-Free Municipal Series                                          0.30%
iShares 2016 S&P AMT-Free Municipal Series                                          0.30%
iShares 2017 S&P AMT-Free Municipal Series                                          0.30%

iShares Barclays 1-3 Year Credit Bond Fund (formerly known as iShares Lehman 1-3
   Year Credit Bond Fund)                                                           0.20%
iShares Barclays 1-3 Year Treasury Bond Fund (formerly known as iShares Lehman 1-3  0.15%
   Year Treasury Bond Fund)
iShares Barclays 3-7 Year Treasury Bond Fund (formerly known as iShares Lehman 3-7  0.15%
   Year Treasury Bond Fund)
iShares Barclays 7-10 Year Treasury Bond Fund (formerly known as iShares Lehman     0.15%
   7-10 Year Treasury Bond Fund)
iShares Barclays 10-20 Year Treasury Bond Fund (formerly known as iShares Lehman    0.15%
   10-20 Year Treasury Bond Fund)
iShares Barclays 20+ Year Treasury Bond Fund (formerly known as iShares Lehman 20+  0.15%
   Year Treasury Bond Fund)
iShares Barclays Agency Bond Fund                                                   0.20%
iShares Barclays Aggregate Bond Fund (formerly known as iShares Lehman Aggregate    0.20%
   Bond Fund)
iShares Barclays Credit Bond Fund (formerly known as iShares Lehman Credit Bond     0.20%
   Fund)
iShares Barclays Government/Credit Bond Fund (formerly known as iShares Lehman      0.20%
   Government/Credit Bond Fund)
iShares Barclays Intermediate Credit Bond Fund (formerly known as iShares Lehman    0.20%
   Intermediate Credit Bond Fund)
iShares Barclays Intermediate Government/Credit Bond Fund (formerly known as        0.20%
   iShares Lehman Intermediate Government/Credit Bond Fund)
iShares Barclays MBS Bond Fund (formerly known as iShares Lehman MBS Bond Fund)     0.25%
iShares Barclays Short Treasury Bond Fund (formerly known as iShares Lehman Short   0.15%
   Treasury Bond Fund)
iShares Barclays TIPS Bond Fund (formerly known as iShares Lehman TIPS Bond Fund)   0.20%

FUND                                                                                ANNUAL FEE
----                                                                                ----------
iShares Cohen & Steers Realty Majors Index Fund                                     0.35%

iShares Dow Jones International Select Dividend Index Fund (formerly known as       0.50%
   iShares Dow Jones EPAC Select Dividend Index Fund)
iShares Dow Jones Select Dividend Index Fund                                        0.40%
iShares Dow Jones U.S. Index Fund  (formerly known as iShares Dow Jones U.S. Total  0.20%
   Market Index Fund)

iShares FTSE Developed Small Cap ex-North America Index Fund                        0.50%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund (formerly known as iShares FTSE  0.48%
   EPRA/NAREIT Asia Index Fund)
iShares FTSE EPRA/NAREIT Developed Europe Index Fund (formerly known as iShares     0.48%
   FTSE EPRA/NAREIT Europe Index Fund)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (formerly known   0.48%
   as iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund)
iShares FTSE EPRA/NAREIT North America Index Fund                                   0.48%
iShares FTSE KLD 400 Social Index Fund (formerly known as iShares KLD 400 Social    0.50%
   Index Fund)
iShares FTSE KLD Select Social Index Fund (formerly known as iShares KLD Select     0.50%
   Social(SM) Index Fund)
iShares FTSE NAREIT Real Estate 50 Index Fund                                       0.48%
iShares FTSE NAREIT Residential Plus Capped Index Fund (formerly known as iShares   0.48%
   FTSE NAREIT Residential Index Fund)
iShares FTSE NAREIT Industrial/Office Capped Index Fund (formerly known as iShares  0.48%
   FTSE NAREIT Industrial/Office Index Fund)
iShares FTSE NAREIT Retail Capped Index Fund (formerly known as iShares FTSE        0.48%
   NAREIT Retail Index Fund)
iShares FTSE NAREIT Mortgage Plus Capped Index Fund (formerly known as iShares      0.48%
   FTSE NAREIT Mortgage REITs Index Fund)

iShares iBoxx $ High Yield Corporate Bond Fund                                      0.50%
iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly known as iShares GS  0.15%
   $ InvesTop(TM) Corporate Bond Fund)

iShares JPMorgan USD Emerging Markets Bond Fund                                     0.60%

iShares Morningstar Large Core Index Fund                                           0.20%
iShares Morningstar Large Growth Index Fund                                         0.25%
iShares Morningstar Large Value Index Fund                                          0.25%
iShares Morningstar Mid Core Index Fund                                             0.25%
iShares Morningstar Mid Growth Index Fund                                           0.30%
iShares Morningstar Mid Value Index Fund                                            0.30%
iShares Morningstar Small Core Index Fund                                           0.25%
iShares Morningstar Small Growth Index Fund                                         0.30%
iShares Morningstar Small Value Index Fund                                          0.30%

iShares MSCI ACWI ex US Financials Sector Index Fund                                0.48%
iShares MSCI EAFE Growth Index Fund                                                 0.40%
iShares MSCI EAFE Small Cap Index Fund                                              0.40%
iShares MSCI EAFE Value Index Fund                                                  0.40%
iShares MSCI Europe Financials Sector Index Fund                                    0.48%
iShares MSCI Far East Financials Sector Index Fund                                  0.48%

FUND                                                                                ANNUAL FEE
----                                                                                ----------
iShares MSCI Kokusai Index Fund                                                     0.25%

iShares Nasdaq Biotechnology Index Fund                                             0.48%

iShares NYSE 100 Index Fund                                                         0.20%
iShares NYSE Composite Index Fund                                                   0.25%

iShares Russell 1000 Growth Index Fund                                              0.20%
iShares Russell 1000 Index Fund                                                     0.15%
iShares Russell 1000 Value Index Fund                                               0.20%
iShares Russell 2000 Growth Index Fund                                              0.25%
iShares Russell 2000 Index Fund                                                     0.20%
iShares Russell 2000 Value Index Fund                                               0.25%
iShares Russell 3000 Growth Index Fund                                              0.25%
iShares Russell 3000 Index Fund                                                     0.20%
iShares Russell 3000 Value Index Fund                                               0.25%
iShares Russell Microcap Index Fund                                                 0.60%
iShares Russell Midcap Growth Index Fund                                            0.25%
iShares Russell Midcap Index Fund                                                   0.20%
iShares Russell Midcap Value Index Fund                                             0.25%
iShares Russell Top 200 Growth Index Fund                                           0.20%
iShares Russell Top 200 Index Fund                                                  0.15%
iShares Russell Top 200 Value Index Fund                                            0.20%

iShares S&P 100 Index Fund                                                          0.20%
iShares S&P 1500 Index Fund                                                         0.20%
iShares S&P 500 Growth Index Fund                                                   0.18%
iShares S&P 500 Index Fund                                                          0.0945%
iShares S&P 500 Value Index Fund                                                    0.18%
iShares S&P Aggressive Allocation Fund                                              0.25%
iShares S&P Asia 50 Index Fund                                                      0.50%
iShares S&P California AMT-Free Municipal Bond Fund (formerly known as iShares S&P  0.25%
   California Municipal Bond Fund)
iShares S&P Conservative Allocation Fund                                            0.25%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund                     0.35%
iShares S&P/Citigroup International Treasury Bond Fund                              0.35%
iShares S&P Developed ex-U.S. Property Index Fund (formerly known as iShares S&P    0.48%
   World ex-U.S. Property Index Fund)
iShares S&P Emerging Markets Infrastructure Index Fund                              0.75%
iShares S&P Europe 350 Index Fund                                                   0.60%
iShares S&P Global 100 Index Fund                                                   0.40%
iShares S&P Growth Allocation Fund                                                  0.25%
iShares S&P India Nifty 50 Index Fund                                               0.89%
iShares S&P Latin America 40 Index Fund                                             0.50%
iShares S&P MidCap 400 Growth Index Fund                                            0.25%
iShares S&P MidCap 400 Index Fund                                                   0.20%
iShares S&P MidCap 400 Value Index Fund                                             0.25%
iShares S&P Moderate Allocation Fund                                                0.25%
iShares S&P National AMT-Free Municipal Bond Fund (formerly known as iShares S&P    0.25%
   National Municipal Bond Fund)
iShares S&P New York AMT-Free Municipal Bond Fund (formerly known as iShares S&P    0.25%
   New York Municipal Bond Fund)
iShares S&P Short Term National AMT-Free Municipal Bond Fund (formerly known as     0.25%
   iShares S&P Short Term National Municipal Bond Fund)

FUND                                                                                ANNUAL FEE
----                                                                                ----------
iShares S&P SmallCap 600 Growth Index Fund                                          0.25%
iShares S&P SmallCap 600 Index Fund                                                 0.20%
iShares S&P SmallCap 600 Value Index Fund                                           0.25%
iShares S&P Target Date Retirement Income Index Fund                                0.25%
iShares S&P Target Date 2010 Index Fund                                             0.25%
iShares S&P Target Date 2015 Index Fund                                             0.25%
iShares S&P Target Date 2020 Index Fund                                             0.25%
iShares S&P Target Date 2025 Index Fund                                             0.25%
iShares S&P Target Date 2030 Index Fund                                             0.25%
iShares S&P Target Date 2035 Index Fund                                             0.25%
iShares S&P Target Date 2040 Index Fund                                             0.25%
iShares S&P/TOPIX 150 Index Fund                                                    0.50%
iShares S&P U.S. Preferred Stock Index Fund                                         0.48%

Advisory Fee for iShares S&P Global and S&P U.S. Sector Funds

iShares S&P Global Clean Energy Index Fund iShares S&P Global Consumer Discretionary Sector Index Fund iShares S&P Global Consumer Staples Sector Index Fund iShares S&P Global Energy Sector Index Fund iShares S&P Global Financials Sector Index Fund iShares S&P Global Healthcare Sector Index Fund iShares S&P Global Industrials Sector Index Fund iShares S&P Global Infrastructure Index Fund iShares S&P Global Materials Sector Index Fund iShares S&P Global Nuclear Energy Index Fund iShares S&P Global Technology Sector Index Fund iShares S&P Global Telecommunications Sector Index Fund iShares S&P Global Timber & Forestry Index Fund iShares S&P Global Utilities Sector Index Fund iShares S&P North American Natural Resources Sector Index Fund iShares S&P North American Technology Sector Index Fund iShares S&P North American Technology-Multimedia Networking Index Fund iShares S&P North American Technology-Semiconductors Index Fund iShares S&P North American Technology-Software Index Fund

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets in excess of $10.0 billion

Advisory Fee for iShares MSCI EAFE and MSCI ACWI Index Funds

iShares MSCI ACWI Index Fund
iShares MSCI ACWI ex US Index Fund
iShares MSCI EAFE Index Fund

0.35% per annum of the aggregate net assets less than or equal to $30.0 billion plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion
plus 0.28% per annum of the aggregate net assets in excess of $60.0 billion

Advisory Fee for iShares FTSE China Funds

iShares FTSE China (HK Listed) Index Fund iShares FTSE/Xinhua China 25 Index Fund

0.74% per annum of the aggregate net assets less than or equal to $6.0 billion plus 0.67% per annum of the aggregate net assets between $6.0 billion and $12.0 billion
plus 0.60% per annum of the aggregate net assets in excess of $12.0 billion

Advisory Fee for iShares Dow Jones Sector Funds iShares Dow Jones Transportation Average Index Fund iShares Dow Jones U.S. Aerospace & Defense Index Fund iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Broker-Dealers Index Fund iShares Dow Jones U.S. Consumer Goods Sector Index Fund iShares Dow Jones U.S. Consumer Services Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Healthcare Providers Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund iShares Dow Jones U.S. Home Construction Index Fund iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Insurance Index Fund iShares Dow Jones U.S. Medical Devices Index Fund iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund iShares Dow Jones U.S. Oil Equipment & Services Index Fund iShares Dow Jones U.S. Pharmaceuticals Index Fund iShares Dow Jones U.S. Real Estate Index Fund iShares Dow Jones U.S. Regional Banks Index Fund iShares Dow Jones U.S. Technology Sector Index Fund iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Utilities Sector Index Fund

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion
plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion

Advisory Fee for Category II Funds:

iShares MSCI All Peru Capped Index Fund
iShares MSCI Brazil Index Fund*
iShares MSCI Chile Investable Market Index Fund* iShares MSCI Israel Capped Investable Market Index Fund* iShares MSCI South Africa Index Fund* iShares MSCI South Korea Index Fund* iShares MSCI Taiwan Index Fund* iShares MSCI Thailand Investable Market Index Fund* iShares MSCI Turkey Investable Market Index Fund*

0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion
plus 0.69% per annum of the aggregate net assets of the Category II Funds between $2.0 billion and $4.0 billion
plus 0.64% per annum of the aggregate net assets of the Category II Funds between $4.0 billion and $8.0 billion
plus 0.57% per annum of the aggregate net assets of the Category II Funds between $8.0 billion and $16.0 billion
plus 0.51% per annum of the aggregate net assets of the Category II Funds in excess of $16.0 billion

Advisory Fee for Category IV Funds

iShares MSCI All Country Asia ex Japan Index Fund iShares MSCI BRIC Index Fund* iShares MSCI Emerging Markets Eastern Europe Index Fund* iShares MSCI Emerging Markets Financials Sector Index Fund iShares MSCI Emerging Markets Index Fund* iShares MSCI Emerging Markets Materials Sector Index Fund

0.75% per annum of the aggregate net assets of the Category IV Funds less than or equal to $14.0 billion
plus 0.68% per annum of the aggregate net assets of the Category IV Funds between $14.0 billion and $28.0 billion
plus 0.61% per annum of the aggregate net assets of the Category IV Funds in excess of $28.0 billion

*    This Fund is a fund of iShares, Inc.

AMENDED AND APPROVED BY THE BOARD OF TRUSTEES OF ISHARES TRUST ON DECEMBER 8-9, 2009.